UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2006

MARGO CARIBE, INC.
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-15336	66-0550881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Road 690, Kilometer 5.8
Vega Alta, Puerto Rico
(Address of Principal Executive Offices, Including Zip Code)

(787) 883-2570
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events.

On July 6, 2006, Margo Caribe, Inc. (the “Company”) issued a press release announcing that it had received notice from The Nasdaq Stock Market (“Nasdaq”) that a Nasdaq Listing Qualifications Panel (the “Panel”) had extended the deadline for the Company to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14). The Panel’s decision to continue the listing of the Company’s common stock, par value $.001 per share (the “Common Stock”), on Nasdaq is subject to the Company filing its annual report on Form 10-KSB for the year ended December 31, 2005 (the “2005 Form 10-KSB”) and the quarterly report on Form 10-QSB for the fiscal quarter ended March 31, 2006 (the “first quarter 10-QSB”), on or before July 31, 2006 and August 30, 2006, respectively.

A copy of the above-referenced press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release dated July 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARGO CARIBE, INC.

Date: July 6, 2006	By:	/s/ José R. Vázquez
	Name:	José R. Vázquez
	Title:	Chief Financial Officer

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